UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                            _____________________

                                  FORM 8-K
                            _____________________


            CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

                        COMMISSION FILE NO.: 0-51012


                        Date of Report: April 3, 2006


                         IRON STAR DEVELOPMENT, INC.
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           (Exact name of registrant as specified in its charter)


               Utah                                    87-0427336
    -------------------------------------------------------------------
    (State of other jurisdiction of                 (IRS Employer
     incorporation or organization                  Identification No.)


   No. 18 Daian Rd., Haping Road Centralized Park, Harbin Development Zone,
                           Harbin, China             150060
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   (Address of principal executive offices)        (Zip Code)


                               86-451-8651-3388
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             (Registrant's telephone number including area code)


          175 South Main Street, No. 1212, Salt Lake City, UT 84111
          ---------------------------------------------------------
                (Former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act 17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.01  Change in Control of Registrant
Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

     On April 3, 2006 Tian Ling purchased 165,442 shares of the Registrant's
common stock from Wallace Boyack.  The purchase price was $525,000.   Mrs.
Tian used her personal funds to make the purchase. The shares represent 53.7% of the outstanding common stock of the Registrant, giving Mrs. Tian control of the Registrant.

     At the time of the purchase, all of the officers and directors of the Registrant resigned from their positions. Prior to resigning, the Board of Directors elected Tian Ling, Xie Guihong, Du Song and Lao Chengxu to serve as the members of the Board of Directors after the change in control. Those four individuals are employees of Harbin Yinhai Technology Development Company Limited of Harbin, China, of which Mrs. Tian is the majority owner.

     On April 3, 2006, the new Board of Directors elected Tian Ling to serve as Chief Executive Officer of the Registrant and elected Du Song to serve as Chief Financial Officer of the Registrant.


                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  IRON STAR DEVELOPMENT, INC.
Dated: April 10, 2006
                                  By: /s/ Tian Ling
                                  ----------------------------------
                                  Tian Ling, Chief Executive Officer